EXHIBIT INDEX

EXHIBIT
  NO.     DESCRIPTION OF DOCUMENT            FILING INFORMATION

3.1       Third Restated Certificate of      Incorporated by reference to
          Incorporation.                     Exhibit No. 3.1 forming part of
                                             Amendment No. 1 to the
                                             Company's Registration State-
                                             ment on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Certificate of Retirement     Incorporated by reference to
               of Stock and Reduction of     Exhibit No. 3.1(a) forming part
               Capital, dated March 1,       of the Company's Registration
               1990.                         Statement on Form S-1 (File No.
                                             33-33679) filed with Securities
                                             and Exchange Commission under
                                             the Securities Act of 1933, as
                                             amended.

          (ii) Certificate of Retirement     Incorporated by reference to
               of Stock and Reduction of     Exhibit No. 4.0(a)(ii) forming
               Capital, dated April 26,      part of the Company's Report on
               1990.                         Form 10-Q (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             quarterly period ended March
                                             31, 1990.

         (iii) Certificate of Ownership      Incorporated by reference to
               and Merger, dated             Exhibit 3.1(iii) forming part of
               December 1, 1989.             the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

3.2       Third Restated By-Laws of Ogden    Incorporated by reference to
          Projects, Inc. as amended through  Exhibit 3.2 forming part of the
          March 12, 1991.                    Company's Report on Form 10-K
                                             (File No. 1-10282) filed with
                                             the Securities and Exchange
                                             Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the fiscal year
                                             ended December 31, 1990.

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4         Instruments Defining Rights of
          Security Holders.

4.1       (a)  Trust Indenture, dated as     Incorporated by reference to
               of December 1, 1986, and      Exhibit No. 4.1(a) forming part
               amended and restated as of    of the Company's Registration
               July 1, 1987, between         Statement on Form S-1 (File No.
               Shawmut Bank, N.A., as        33-29312) filed with the
               trustee, and Massachusetts    Securities and Exchange Commis-
               Industrial Finance Agency.    sion under the Securities Act of
                                             1933, as amended.

               (i)  Amendment No. 2, dated   Incorporated by reference to
                    as of April 1, 1992, to  Exhibit No. 4.1(a)(i) forming
                    Amended and Restated     part of the Company's Report on
                    Trust Indenture, as      Form 10-Q (File No. 1-10282)
                    amended, between Shawmut filed with the Securities and Bank, N.A., as trustee, Exchange Commission under the
                    and Massachusetts        Securities Exchange Act of 1934,
                    Industrial Finance       as amended, for the quarterly
                    Agency.                  period ended June 30, 1992.

              (ii)  Supplemental and         Incorporated by reference to
                    Amending Trust Inden-    Exhibit No. 4.1(a)(ii) forming
                    ture, dated as of May    part of the Company's Report on
                    1, 1992, between         Form 10-Q (File No. 1-10282)
                    Shawmut Bank, N.A., as   filed with the Securities and
                    trustee, and Massachu-   Exchange Commission under the
                    setts Industrial         Securities Exchange Act of 1934,
                    Finance Agency.          as amended, for the quarterly
                                             period ended June 30, 1992.

          (b)  OHA Loan Agreement, dated     Incorporated by reference to
               as of December 1, 1986, and   Exhibit No. 4.1(b) forming part
               as amended as of August 1,    of the Company's Registration
               1988, between Ogden Haverhill Statement on Form S-1 (File No. Associates and Massachusetts 33-29312) filed with the
               Industrial Finance Agency.    Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

               (i)  Amendment No. 2, dated   Incorporated by reference to
                    as of May 1, 1992, to    Exhibit No. 4.1(b)(i) forming
                    the OHA Loan Agreement,  part of the Company's Report on
                    as amended, between      Form 10-Q (File No. 1-10282)
                    Ogden Haverhill          filed with the Securities and
                    Associates and           Exchange Commission under the
                    Massachusetts Industrial Securities Exchange Act of 1934,
                    Finance Agency.          as amended, for the quarterly
                                             period ended June 30, 1992.

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          (c)  OHA (Ogden Haverhill          Incorporated by reference to
               Project) Massachusetts        Exhibit No. 4.1(c) forming part
               Industrial Finance Agency     of the Company's Registration
               Series A Note, dated          Statement on Form S-1 (File No.
               December 23, 1986, and as     33-29312) filed with the
               amended as of August 1,       Securities and Exchange Commis-
               1988 (Amendment incorpor-     sion under the Securities Act of
               ated by reference to          1933, as amended.
               Exhibit No. 4.1(e)), by
               Ogden Haverhill Associates
               to Shawmut Bank, N.A., as
               trustee.

          (d)  OHA (Ogden Haverhill          Incorporated by reference to
               Project) Massachusetts        Exhibit No. 4.1(d) forming part
               Industrial Finance Agency     of the Company's Registration
               Series B Note, dated December Statement on Form S-1 (File No.
               23, 1986, and as amended as   33-29312) filed with the
               of August 1, 1988 (Amendment Securities and Exchange Commis-incorporated by reference to sion under the Securities Act of
               Exhibit No. 4.1(e)), by       1933, as amended.
               Ogden Haverhill Associates to
               Shawmut Bank, N.A., as
               trustee.

          (e)  OHA (Ogden Haverhill          Incorporated by reference to
               Project) Massachusetts        Exhibit No. 4.1(e) forming part
               Industrial Finance Agency     of the Company's Registration
               Series C Note, dated          Statement on Form S-1 (File No.
               December 23, 1986, and as     33-29312) filed with the
               amended as of August 1, 1988, Securities and Exchange Commis-by Ogden Haverhill Associates sion under the Securities Act of
               to Shawmut Bank, N.A., as     1933, as amended.
               trustee.

               (i)  Amendment No. 2, dated   Incorporated by reference to
                    as of May 28, 1992, to   Exhibit No. 4.1(e)(i) forming
                    OHA (Ogden Haverhill     part of the Company's Report on
                    Project) Massachusetts   Form 10-Q (File No. 1-10282)
                    Industrial Finance       filed with the Securities and
                    Agency Series C Note,    Exchange Commission under the
                    as amended, by Ogden     Securities Exchange Act of 1934,
                    Haverhill Associates     as amended, for the quarterly
                    to Shawmut Bank, N.A.,   period ended June 30, 1992.
                    as trustee.

          (f)  SBR Loan Agreement, dated as  Incorporated by reference to
               of December 1, 1986, and as   Exhibit No. 4.1(f) forming part
               amended through August 1,     of the Company's Registration
               1988, between SBR Associates Statement on Form S-1 (File No. and Massachusetts Industrial 33-29312) filed with the
               Finance Agency.               Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

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               (i)  Amendment No. 2, dated   Incorporated by reference to
                    as of May 1, 1992, to    Exhibit No. 4.1(f)(i) forming
                    SBR Loan Agreement, as   part of the Company's Report on
                    amended, between SBR     10-Q (File No. 1-10282) filed
                    Associates and           with the Securities and Exchange
                    Massachusetts            Commission under the Securities
                    Industrial Finance       Exchange Act of 1934, as
                    Agency.                  amended, for the quarterly
                                             period ended June 30, 1992.

          (g)  SBR (Ogden Haverhill Project) Incorporated by reference to
               Massachusetts Industrial      Exhibit No. 4.1(g) forming part
               Finance Agency Series D       of the Company's Registration
               Note, dated December 23,      Statement on Form S-1 (File No.
               1986, and as amended as of    33-29312) filed with the
               August 1, 1988, by SBR        Securities and Exchange
               Associates to Shawmut         Commission under the Securities
               Bank, N.A., as trustee.       Act of 1933, as amended.

               (i)  Amendment No. 2, dated   Incorporated by reference to
                    as of May 28, 1992, to   Exhibit No. 4.1(g)(i) forming
                    SBR (Ogden Haverhill     part of the Company's Report on
                    Project) Massachusetts   Form 10-Q (File No. 1-10282)
                    Industrial Finance       filed with the Securities and
                    Agency, Series D Note,   Exchange Commission under the
                    as amended by SBR        Securities Exchange Act of 1934,
                    Associates to Shawmut    as amended, for the quarterly
                    Bank, N.A., as trustee.  period ended June 30, 1992.


          (h)  Letter of Credit and Reim-    Incorporated by reference to
               bursement Agreement dated as Exhibit No. 4.1(h) forming part of December 1, 1986, between of the Company's Registration
               Ogden Martin Systems of       Statement on Form S-1 (File No.
               Haverhill, Inc. and Union     33-29312) filed with the
               Bank of Switzerland, New      Securities and Exchange
               York Branch.                  Commission under the Securities
                                             Act of 1933, as amended.

               (i) Reimbursement Agreement Incorporated by reference to Amendment, dated August Exhibit No. 4.1(h)(i) forming
                    1, 1988, between Ogden   part of Amendment No. 1 to the
                    Martin Systems of        Company's Registration Statement
                    Haverhill, Inc. and      on Form S-1 (File No. 33-29312)
                    Union Bank of            filed with the Securities and
                    Switzerland, New York    Exchange Commission under the
                    Branch.                  Securities Act of 1933, as
                                             amended.

              (ii)  Second Reimbursement     Incorporated by reference to
                    Agreement Amendment,     Exhibit No. 4.1(h)(ii) forming
                    dated August 1, 1989,    part of Amendment No. 3 to the
                    between Ogden Martin     Company's Registration Statement
                    Systems of Haverhill,    on Form S-1 (File No. 33-29312)
                    Inc. and Union Bank of   filed with the Securities and
                    Switzerland, New York    Exchange Commission under the
                    Branch.                  Securities Act of 1933, as
                                             amended.

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             (iii)  Third Reimbursement      Incorporated by reference to
                    Agreement Amendment,     Exhibit No. 4.1(h)(iii) forming
                    dated October 13, 1989,  part of Amendment No. 1 to the
                    between Ogden Martin     Company's Registration Statement
                    Systems of Haverhill,    on Form S-1 (File No. 33-31575)
                    Inc. and Union Bank of   filed with the Securities and
                    Switzerland, New York    Exchange Commission under the
                    Branch.                  Securities Act of 1933, as
                                             amended.

              (iv)  Fourth Reimbursement     Incorporated by reference to
                    Agreement Amendment,     Exhibit No. 4.1(h)(iv) forming
                    dated September 23,      part of the Company's Report on
                    1991, between Ogden      Form 10-Q (File No. 1-10282)
                    Martin Systems of        filed with the Securities and
                    Haverhill, Inc. and      Exchange Commission under the
                    Union Bank of            Securities Exchange Act of 1934,
                    Switzerland, New York    as amended, for the quarterly
                    Branch.                  period ended June 30, 1992.


              (v)   Fifth Reimbursement      Incorporated by reference to
                    Agreement Amendment,     Exhibit No. 4.1(h)(v) forming
                    dated May 1, 1992,       part of the Company's Report on
                    between Ogden Martin     Form 10-Q (File No. 1-10282)
                    Systems of Haverhill,    filed with the Securities and
                    Inc. and Union Bank of   Exchange Commission under the
                    Switzerland, New York    Securities Exchange Act of 1934,
                    Branch.                  as amended, for the quarterly
                                             period ended June 30, 1992.

          (i)  Reimbursement Agreement,      Incorporated by reference to
               dated as of May 31, 1989,     Exhibit No. 4.1(i) forming part
               between Ogden Haverhill       of the Company's Report on Form
               Properties, Inc. and Swiss    10-Q (File No. 1-10282) filed
               Bank Corporation, New York    with the Securities and Exchange
               Branch.                       Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the quarterly
                                             period ended June 30, 1990.

               (i)  First Amendment to the   Incorporated by reference to
                    Reimbursement Agreement Exhibit No. 4.1(i)(i) forming dated as of May 28, 1992 part of the Company's Report on between Ogden Haverhill Form 10-Q (File No. 1-10282)
                    Properties, Inc. and     filed with the Securities and
                    Swiss Bank Corporation,  Exchange Commission under the
                    New York Branch.         Securities Exchange Act of
                                             1934, as amended, for the
                                             quarterly period ended June 30,
                                             1992.

4.2       (a)  Second Amended and Restated   Incorporated by reference to
               Trust Indenture, dated as of  Exhibit No. 4.8(a) forming part
               February 1, 1989, between     of the Company's Registration
               the Fairfax County Economic   Statement on Form S-1 (File No.
               Development Authority and     33-29312) filed with the
               Crestar Bank, as Trustee.     Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (b)  Conditional Sale and          Incorporated by reference to
               Security Agreement, dated as Exhibit No. 4.8(b) forming part of February 1, 1988, between of the Company's Registration
               the Fairfax County Solid      Statement on Form S-1 (File No.
               Waste Authority and Ogden     33-29312) filed with the
               Martin Systems of Fairfax,    Securities and Exchange
               Inc.                          Commission under the Securities
                                             Act of 1933, as amended.

4.3       Specimen Stock Certificate for     Incorporated by reference to
          Company's Common Stock.            Exhibit No. 4.12 forming part
                                             of Amendment No. 1 to the
                                             Company's Registration
                                             Statement on Form S-1 (File no.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

4.4       Demand Note, dated May 31, 1989    Incorporated by reference to
          by Company to Ogden Corporation.   Exhibit No. 4.13 forming part
                                             of Amendment No. 1 to the
                                             Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

4.5       Demand Note, dated December 19,    Incorporated by reference to
          1984, by Company to Bouldin        Exhibit No. 4.14 forming part of
          Development Corporation.           Amendment No. 1 to the
                                             Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.1      Tax Sharing Agreement, dated as    Incorporated by reference to
          of January 1, 1989, among Ogden    Exhibit No. 10.21 forming part
          Corporation, Ogden Projects, Inc., of the Company's Registration
          and Subsidiaries, Ogden Allied     Statement on Form S-1 (File No.
          Services, Inc. and Subsidiaries,   33-29312) filed with the
          and Ogden Financial Services, Inc. Securities and Exchange
          and Subsidiaries.                  Commission under the Securities
                                             Act of 1933, as amended.

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10.2      (a)  Amended and Restated          Incorporated by reference to
               Cooperation Agreement, dated  Exhibit No. 10.22(a) forming
               April 30, 1983 and amended    part of Amendment No. 2 to the
               and restated as of April 1,   Company's Registration Statement
               1985, and as further          on Form S-1 (File No. 33-29312)
               amended through May 25, 1989 filed with the Securities and between Ogden Martin Systems, Exchange Commission under the
               Inc. and Martin GmbH fur      Securities Act of 1933, as
               Umwelt-und Energietechnik of  amended.
               West Germany (confidential
               status has been granted for
               certain provisions thereof
               pursuant to Commission Order
               No. 810132).

               (i)  Amendment to Section     Incorporated by reference to
                    5.3.1 of the Amended     Exhibit No. 19.1 forming part of
                    and Restated Coopera-    The Company's Report Form 10-Q
                    tion Agreement, effec-   (File no. 1-10282) filed with
                    tive as of January 1,    the Securities and Exchange
                    1989, between Ogden      Commission under the Securities
                    Martin Systems, Inc.     Exchange Act of 1934, as
                    and Martin GmbH fur      amended, for the quarterly
                    Umwelt- und Energie-     period ended June 30, 1990.
                    technik of West
                    Germany (confidential
                    status has been granted
                    for certain provisions
                    thereof pursuant to
                    Rule 24b-2).

              (ii)  Amendment No. 6 to       Incorporated by reference to
                    Amended and Restated     Exhibit No. 19.1 forming part of
                    Cooperation Agreement,   The Company's Report Form 10-Q
                    effective as of          (File no. 1-10282) filed with
                    January 1, 1991,         the Securities and Exchange
                    between Ogden Martin     Commission under the Securities
                    Systems, Inc. and        Exchange Act of 1934, as
                    Martin GmbH fur          amended, for the quarterly
                    Umwelt- und Energie-     period ended June 30, 1991.
                    technik of West
                    Germany.

          (b)  Rights of First Refusal,      Incorporated by reference to
               dated June 2, 1989, among     Exhibit No. 10.22(b) forming
               Walter Josef Martin,          part of Amendment No. 2 to the
               Anneliese Martin, Johannes    Company's Registration Statement
               Josef Edmund Martin, and      on Form S-1 (File No. 33-29312)
               Ogden Martin Systems, Inc.    filed with the Securities and
                                             Exchange Commission under the
                                             Securities Act of 1933, as
                                             amended.

10.3      Ogden Projects, Inc. Directors'    Incorporated by reference to
          Stock Option Plan.                 Exhibit No. 10.24 forming part
                                             of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.4      Letter Agreement, dated October    Incorporated by reference to
          5, 1990, between David L. Sokol    Exhibit No. 19.5 forming part of
          and Ogden Corporation.             the Company's Report on Form
                                             10-Q (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             quarterly period ended
                                             September 30, 1990.

10.5      Ogden Projects, Inc. Employees'    Incorporated by reference to
          Stock Option Plan.                 Exhibit No. 10.26 forming part
                                             of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.6      Ogden Corporation Pension Plan,    Incorporated by reference to
          as amended and restated,           Exhibit No. 10.27 forming part
          effective as of January 1, 1988.   of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.7      Ogden Corporation Supplementary    Incorporated by reference to
          Deferred Benefit Plan, adopted     Exhibit No. 10.28 forming part
          December 13, 1976, and amended     of the Company's Registration
          as of January 5, 1988.             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.8      Ogden Corporation Stock Option     Incorporated by reference to
          Plan, effective as of March 11,    Exhibit No. 10.29 forming part
          1986.                              of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

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10.9      Ogden Corporation 1990 Stock       Incorporated by reference to
          Option Plan, effective as of       Exhibit No. 10.29 forming part
          October 11, 1990.                  of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.10     Ogden Projects, Inc. Pension       Incorporated by reference to
          Plan effective as of January 1,    Exhibit No. 10.30 forming part
          1989.                              of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i) Amendment to Ogden Projects, Transmitted herewith as Inc. Pension Plan, effective Exhibit 10.10(i) as of January 1, 1994.

10.11     Form of Supplementary Deferred     Incorporated by reference to
          Benefit Plan of Ogden Projects,    Exhibit No. 10.31 forming part
          Inc. effective as of January 1,    of Amendment No. 1 to the
          1989.                              Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.12     Ogden Projects, Inc. Profit        Incorporated by reference to
          Sharing Plan effective as of       Exhibit No. 10.32 forming part
          January 1, 1989.                   of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i) Amendment to Ogden Projects, Incorporated by reference to Profit Sharing Plan amendment Exhibit No. 19.2 forming part of
               by Unanimous Written          the Company's Report on Form
               Consent of the Administra-    10-Q (File No. 1-10282) filed
               tive Committee, dated         with the Securities and Exchange
               March 7, 1990.                Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the quarterly
                                             period ended March 31, 1990.

         (ii)  Amendment to Ogden            Transmitted herewith as
               Projects, Inc. Profit         Exhibit No. 10.10(i)
               Sharing Plan, effective
               as of January 1, 1994.

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10.13     Ogden Allied Services Savings      Incorporated by reference to
          and Security Plan, as amended      Exhibit No. 10.33 forming part
          and restated, effective as of      of the Company's Registration
          August 1, 1986.                    Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended, for
                                             the fiscal year ended December
                                             31, 1990.

10.14     Ogden Services Corporation Profit  Incorporated by reference to
          Sharing Plan, as amended and       Exhibit No. 10.34 forming part
          restated, effective as of January  of the Company's Report on Form
          1, 1989, as further amended July   10-K (File No. 1-10282) filed
          18, 1990.                          with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.15     (a)  Ogden Services Corporation    Incorporated by reference to
               Executive Pension Plan,       Exhibit No. 10.35(a) forming
               effective as of January 1,    part of the Company's Report on
               1989.                         Form 10-K (File No. 1-10282)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

          (b)  Ogden Services Corporation    Incorporated by reference to
               Executive Pension Plan Trust  Exhibit No. 10.35(b) forming
               Agreement, dated as of        part of the Company's Report
               October 1, 1990, between      on Form 10-K (File No. 1-10282)
               Ogden Services Corporation    filed with the Securities and
               and The Bank of New York.     Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.16     (a)  Ogden Services Corporation    Incorporated by reference to
               Select Savings Plan,          Exhibit No. 10.36(a) forming
               effective as of October 1,    part of the Company's Report on
               1990.                         Form 10-K (File No. 1-10282)
                                             filed with the Securities
                                             Exchange Act of 1934, as
                                             amended, for the fiscal year
                                             ended December 31, 1990.

          (b)  Ogden Services Corporation    Incorporated by reference to
               Select Savings Plan Trust     Exhibit No. 10.36(b) forming
               Agreement, dated as of        part of the Company's Report on
               October 1, 1990, between      Form 10-K (File No. 1-10282)
               Ogden Services Corporation    filed with the Securities and
               and The Bank of New York.     Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.17     Form of Supplemental Defined       Incorporated by reference to
          Benefit Plan of Ogden Allied       Exhibit No. 10.34 forming part
          Services effective as of           of Amendment No. 1 to the
          January 1, 1989.                   Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.18     Ogden Environmental Services       Incorporated by reference to
          Pension Plan effective as of       Exhibit No. 10.35 forming part
          January 1, 1989.                   of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.19     Ogden Environmental Services       Incorporated by reference to
          Profit Sharing Plan effective as   Exhibit No. 10.36 forming part
          of January 1, 1989.                of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Ogden Environmental Services  Incorporated by reference to
               Profit Sharing Plan amend-    Exhibit No. 19.3 forming part of
               ment by Unanimous Written     the Company's Report on Form
               Consent of the Administra-    10-Q (File No. 1-10282) filed
               tive Committee, dated March   with the Securities and Exchange
               7, 1990.                      Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the quarterly
                                             period ended March 31, 1990.

10.20     Form of Supplementary Deferred     Incorporated by reference to
          Benefit Plan of Ogden              Exhibit No. 10.37 forming part
          Environmental Services, Inc.,      of Amendment No. 1 to the
          effective as of January 1, 1989.   Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

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10.21     Stock Purchase Agreement, dated    Incorporated by reference to
          as of May 31, 1989, between        Exhibit No. 10.38 forming part
          Company and Ogden Corporation.     of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

10.22     Stock Purchase Option Agreement,   Incorporated by reference to
          dated June 14, 1989, between       Exhibit No. 10.39 forming part
          Ogden Corporation and Company      of the Company's Registration
                                             Statement on Form S-1 (File No.
                                             33-29312) filed with the
                                             Securities and Exchange
                                             Commission under the Securities
                                             Act of 1933, as amended.

          (i)  Amendment to Stock            Incorporated by reference to
               Purchase Option Agreement,    Exhibit No. 10.39(i) forming
               dated November 16, 1989,      part of Amendment No. 1 to the
               between Ogden Corporation     Company's Registration Statement
               and Company.                  on Form S-1 (File No. 33-31575)
                                             filed with the Securities and
                                             Exchange Commission under the
                                             Securities Act of 1933, as
                                             amended.

10.23     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.47 forming part
          and William C. Mack.               of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.24     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.48 forming part
          and Scott G. Mackin.               of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

          (i)  Employment Agreement dated    Transmitted herewith as
               as of January 1, 1994         Exhibit No. 10.24(i).
               between Company and
               Scott G. Mackin.

10.25     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.49 forming part
          and Gloria A. Mills.               of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.26     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.50 forming part
          and Bruce W. Stone.                of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.27     Employment Agreement, dated as     Incorporated by reference to
          of June 1, 1990, between Company   Exhibit No. 10.51 forming part
          and John M. Klett.                 of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.28     Employment Agreement, dated as     Incorporated by reference to
          of May 24, 1990, as amended        Exhibit No. 10.52 forming part
          October 11, 1990, between Ogden    of the Company's Report on Form
          Corporation and R. Richard Ablon.  10-K (File No. 1-10282) filed with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1990.

10.29     Agreement and Plan of Merger       Incorporated by reference to
          dated September 20, 1990 by and    Exhibit No. 10.53 forming part
          among Ogden Environmental          of the Company's Report on Form
          Services of Houston, Inc., Ogden   10-K (File No. 1-10282) filed
          Acquisition Company and American   with the Securities and Exchange
          Envirotech, Inc.                   Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the fiscal year
                                             ended December 31, 1990.

          (i)  Amendment dated June 12,      Incorporated by reference to
               1991 by and among Ogden       Exhibit No. 10.29 forming part
               Environmental Services of     of the Company's Report on Form
               Houston, Inc., Ogden          10-K (File No. 1-10282) filed
               Acquisition Company and       with the Securities and Exchange
               American Envirotech, Inc.     Commission under the Securities
                                             Exchange Act of 1934, as
                                             amended, for the fiscal year
                                             ended December 31, 1991.

10.30     Ogden Projects, Inc. Core          Incorporated by reference to
          Executive Benefit Program.         Exhibit No. 10.30 forming part
                                             of the Company's Report on Form
                                             10-K (File No. 1-10282) filed
                                             with the Securities and
                                             Exchange Commission under the
                                             Securities Exchange Act of
                                             1934, as amended, for the
                                             fiscal year ended December 31,
                                             1992.

13.0      Those portions of the Annual       Transmitted herewith as Exhibit
          Report to Stockholders for the     No. 13.
          year ended December 31, 1993
          which are incorporated herein
          by reference.

21.0      Subsidiaries of the Company.       Transmitted herewith as Exhibit
                                             No. 21.

24.0      Consent of Deloitte & Touche.      Transmitted herewith as Exhibit
                                             No. 24.